Exhibit 99.3

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

COMBINED AND CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	December 31, 2005	June 30, 2006 (unaudited)	Pro forma June 30, 2006 (unaudited)
	Restated	Restated	Restated
ASSETS
CURRENT ASSETS:
Cash and Cash Equivalents	$4,247	$4,169	$—
Financial Instruments Owned and Pledged as Collateral at Fair Value	29,434	131,741	131,741
Securities Purchased Under Agreements to Resell	15,315	133,066	133,066
Clients Accounts Receivable	1,147	2,791	2,391
Other Receivables	128	162	162
Recoverable Taxes	500	119	119

Total Current Assets	50,771	272,048	267,479
Furniture, Equipment and Leasehold Improvements	1,053	1,018	1,018
Long-Term Investment	1,350	1,267	1,267
Guaranty Deposits	49	28	28
Other Long-Term Assets	635	597	597

TOTAL ASSETS	$53,858	$274,958	$270,389

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts Payable and Accrued Liabilities	$607	$741	$741
Securities Sold Under Agreements to Repurchase	44,780	264,860	264,860
Bonus Payable	273	512	512
Income Tax Payable	837	390	390
Value Added Tax	92	438	438
Taxes Payable (withholding taxes)	299	142	142
Other Taxes	71	85	85

Total Current Liabilities	46,959	267,168	267,168

TOTAL LIABILITIES	46,959	267,168	267,168

Minority Interest	1,279	1,371	1,371

Commitments and Contingencies	—	—	—

STOCKHOLDERS’ EQUITY:
Capital Stock (fixed)	8	8	8
Retained Earnings	5,299	6,485	1,916
Accumulated Other Comprehensive Income (loss)	313	(74)	(74)

TOTAL STOCKHOLDERS’ EQUITY	5,620	6,419	1,850

TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY	$53,858	$274,958	$270,389

See accompanying notes to unaudited combined and consolidated financial statements.

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

UNAUDITED COMBINED AND CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2006	2005	2006
	Restated	Restated	Restated	Restated
REVENUES
Advisory	$1,985	$3,546	$10,303	$5,835
Investment Management	539	572	1,101	1,361
Interest Income	819	3,125	872	4,349

Total Revenues	3,343	7,243	12,276	11,545
Interest Expense	699	2,969	732	4,030

Net Revenues	2,644	4,274	11,544	7,515
EXPENSES
Compensation and Benefits	2,072	2,262	5,395	3,841
Occupancy and Equipment Rental	136	121	245	255
Professional Fees	472	(30)	874	592
Travel and Related Expenses	139	173	241	315
Communications and Information Services	97	118	160	230
Depreciation and Amortization	56	125	107	243
Other Operating Expenses	297	255	805	499

Total Expenses	3,269	3,024	7,827	5,975

OPERATING INCOME	(625)	1,250	3,717	1,540
Income Tax (Benefit)	(311)	534	1,476	770
Minority Interest	(270)	(224)	(712)	(416)

NET INCOME	$(44)	$940	$2,953	$1,186

See accompanying notes to unaudited combined and consolidated financial statements.

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

UNAUDITED COMBINED AND CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2006

(dollars in thousands)

	Capital Stock	Retained Earnings	Accumulated Other Comprehensive Income (loss)	Total
Balances at January 1, 2006	$8	$5,299	$313	$5,620
Currency Translation Adjustment	—	—	(387)	(387)
Net Income for the Period of Six Months	—	1,186	—	1,186

Balances at June 30, 2006	$8	$6,485	$(74)	$6,419

See accompanying notes to unaudited combined and consolidated financial statements.

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

UNAUDITED COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

	Six Months Ended June 30,
	2005	2006
	Restated	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income for the Period	$2,953	$1,186
Adjustments to Reconcile Net Income to Net Cash From Operating Activities:
Depreciation and Amortization	107	243
Minority Interest	1,705	178
Net Change in Working Capital, Excluding Cash and Cash Equivalents	(567)	(1,133)

Net Cash Provided by Operating Activities	4,198	474

INVESTING ACTIVITIES
Financial Instruments Owned and Pledged as Collateral at Fair Value	5,276	102,307
Long-Term Investment	(8)	1
Purchase of Furniture and Equipment	(251)	(228)

Net Cash Provided by Investing Activities	5,017	102,080

FINANCING ACTIVITIES
Securities Purchased Under Agreements to Resell	21,482	117,751
Securities Sold Under Agreements to Repurchase	(26,759)	(220,080)

Net Cash Used in Financing Activities	(5,277)	(102,329)
EFFECT OF EXCHANGE RATE ON CASH	169	(303)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,107	(78)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	492	4,247

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$4,599	$4,169

ADDITIONAL DISCLOSURE OF CASH FLOWS INFORMATION:
Taxes Paid	$1,573	$1,307

Interest Paid	$732	$4,030

See accompanying notes to unaudited combined and consolidated financial statements.

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

NOTES TO THE UNAUDITED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

THREE AND SIX MONTHS ENDED JUNE 30, 2005 AND 2006

(dollars in thousands)

NOTE 1 - PURPOSE AND BASIS OF PREPARATION OF THESE FINANCIAL STATEMENTS:

The accompanying unaudited interim financial statements have been prepared by Protego Asesores, S. A. de C. V. (the “Company” or “Asesores”), subsidiaries and Protego SI, S. C. (“Protego Historical”). In the opinion of the management of Asesores, they contain all adjustments (consisting of normal recurring accruals) necessary to present fairly the financial position as of June 30, 2005 and 2006, and the results of operations for the three and six-month periods ended June 30, 2005 and 2006.

NOTE 2 - RESTATEMENT:

Asesores, through its subsidiary Protego Casa de Bolsa, S. A. de C. V. (“PCB”), enters into repurchase agreements with clients whereby PCB transfers to the clients securities (typically, Mexican government securities) in exchange for cash and concurrently agrees to repurchase the securities at a future date for an amount equal to the cash exchanged plus a stipulated premium or interest factor. PCB deploys the cash received from, and acquires the securities deliverable to clients under these repurchase arrangements by purchasing securities in the open market or by entering into reverse repurchase agreements with unrelated third parties. PCB accounts for these repurchase and reverse repurchase agreements as collateralized financing transactions. PCB recorded a liability in the Unaudited Combined and Consolidated Statements of Financial Position in relation to repurchase transactions executed with clients as securities sold under agreements to repurchase. PCB recorded as assets in the Unaudited Combined and Consolidated Statements of Financial Position financial instruments owned and pledged as collateral at fair value (where it has acquired the securities deliverable to clients under these repurchase arrangements by purchasing securities in the open market) and securities purchased under agreements to resell (where it has acquired the securities deliverable to clients under these resell agreements by entering into reverse repurchase agreements with unrelated third parties). As of June 30, 2006, PCB had $264.9 million of repurchase transactions executed with clients, of which $131.7 million related to securities PCB purchased in the open market and $133.1 million of reverse repurchase transactions with third parties. Net income for the period includes interest income earned and interest expense incurred under these agreements. Previously, Asesores accounted for these arrangements on a net basis instead of recording separate assets and liabilities or separately recording revenue for the interest earned and the associated interest expense as an offset to total revenue.

Upon consideration of Financial Interpretation No. 41 (“FIN 41”) and the provisions of SFAS No. 140, Asesores has determined that the historical combined and consolidated financial statements as of and for the three and six months ended June 30, 2005 and 2006 should have reflected these transactions on a gross basis and has restated certain financial information in accordance with SFAS No. 154, for the three and six months ended June 30, 2005 and 2006. The information in the following table shows the effect of the restatement on each affected financial statement line item:

	June 30,		Effect of Change
	As Previously Reported 2006	Restated 2006
COMBINED AND CONSOLIDATED BALANCE SHEETS
Financial Instruments Owned and Pledged as Collateral at Fair Value	$—	$131,741	$131,741
Securities Purchased Under Agreements to Resell	—	133,066	133,066
Total Current Assets	7,241	272,048	264,807
Total Assets	10,151	274,958	264,807
Accounts Payable and Accrued Liabilities	794	741	(53)
Securities Sold Under Agreements to Repurchase	—	264,860	264,860
Total Current Liabilities	2,361	267,168	264,807
Total Liabilities	2,361	267,168	264,807
Total Liabilities, Minority Interest and Stockholders’ Equity	10,151	274,958	264,807

	December 31,		Effect of Change
	As Previously Reported 2005	Restated 2005
COMBINED AND CONSOLIDATED BALANCE SHEETS
Financial Instruments Owned and Pledged as Collateral at Fair Value	$—	$29,434	$29,434
Securities Purchased Under Agreements to Resell	—	15,315	15,315
Total Current Assets	6,022	50,771	44,749
Total Assets	9,109	53,858	44,749
Accounts Payable and Accrued Liabilities	638	607	(31)
Securities Sold Under Agreements to Repurchase	—	44,780	44,780
Total Current Liabilities	2,210	46,959	44,749
Total Liabilities	2,210	46,959	44,749
Total Liabilities, Minority Interest and Stockholders’ Equity	9,109	53,858	44,749

	Three Months Ended June 30,		Effect of Change	Three Months Ended June 30,		Effect of Change	Six Months Ended June 30,		Effect of Change	Six Months Ended June 30,		Effect of Change
	As Previously Reported 2005	Restated 2005		As Previously Reported 2006	Restated 2006		As Previously Reported 2005	Restated 2005		As Previously Reported 2006	Restated 2006
COMBINED AND CONSOLIDATED STATEMENTS OF INCOME
Interest Income	$120	$819	$699	$156	$3,125	$2,969	$140	$872	$732	$319	$4,349	$4,030
Total Revenues	2,644	3,343	699	4,274	7,243	2,969	11,544	12,276	732	7,515	11,545	4,030
Interest Expense	—	699	699	—	2,969	2,969	—	732	732	—	4,030	4,030

	Six Months Ended June 30,		Effect of Change	Six Months Ended June 30,		Effect of Change
	As Previously Reported 2005	Restated 2005		As Previously Reported 2006	Restated 2006
COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS
Net Change in Working Capital, Excluding Cash and Cash Equivalents	$(568)	$(567)	$1	$(1,155)	$(1,133)	$22
Net Cash Provided by Operating Activities	4,197	4,198	1	452	474	22
Financial Instruments Owned and Pledged as Collateral at Fair Value	—	5,276	5,276	—	102,307	102,307
Net Cash Provided by (Used in) Investing Activities	(259)	5,017	5,276	(227)	102,080	102,307
Securities Purchased Under Agreements to Resell	—	21,482	21,482	—	117,751	117,751
Securities Sold Under Agreements to Repurchase	—	(26,759)	(26,759)	—	(220,080)	(220,080)
Net Cash Used in Financing Activities	—	(5,277)	(5,277)	—	(102,329)	(102,329)
Additional Disclosure of Cash Flows Information:
Interest Paid	—	732	732	—	4,030	4,030

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

NOTES TO THE UNAUDITED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

THREE AND SIX MONTHS ENDED JUNE 30, 2005 AND 2006

(dollars in thousands)

NOTE 3 - OPERATIONS OF THE COMPANY:

The accompanying unaudited combined and consolidated financial statements include those of Asesores, its subsidiaries and Protego SI, S. C. (“PSI”), an associated Company. PSI’s financial statements are combined because both entities are under common control of the shareholders of Asesores.

As of June 30, 2006, Asesores’ main activities are as follows:

a.	Financial Advisory, which includes mergers, acquisitions, energy project finance, sub-national public finance and infrastructure, real estate financial advisory and restructurings.

b.	Private equity investment management which includes a joint venture with Discovery Capital Partners LLC in a private equity fund denominated Discovery Americas I (“DAI”).

c.	Investments for institutional investors and high net worth individuals through PCB whose main activities include, among others, to provide clients with investment and risk management advice, trade execution and custody services for client assets.

Following are Asesores’ principal subsidiaries, which Asesores effectively controls and substantially wholly owns:

Company	Shares (%)	Main activities
Protego Administradores, S. A. de C. V.	99.97	Administrative Services
Sedna, S. de R. L.	99.99	Advisory Services
BD Protego, S. A. de C. V.	99.80	Advisory Services
Protego PE, S. A. de C. V.	99.98	Investment Company
Protego Servicios, S. C.	99.98	Advisory Services
Protego Casa de Bolsa, S. A. de C. V.	51.00	Brokerage House
Protego CB Servicios, S. C.	51.00	Advisory Services

NOTE 4 - RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS:

FIN 47 - In March 2005, the FASB issued Financial Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations” (“FIN 47”). FIN 47 clarifies guidance provided in SFAS No. 143, “Accounting for Asset Retirement Obligations.” The term asset retirement obligation refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the entity. Entities are required to recognize a liability for the fair value of a conditional asset retirement obligation when incurred and the liability’s fair value can be reasonably estimated. FIN 47 was effective for fiscal years ending after December 15, 2005. Asesores estimates that the adoption of FIN 47 had no potential impact on Asesores’ combined and consolidated financial condition or results of operations.

SFAS 154 - In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20 and SFAS No. 3, and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, although early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date SFAS 154 was issued. Except as described in Note 2-Restatement, the adoption of SFAS No. 154 had no material impact on the Unaudited Combined and Consolidated Financial Statements for the three and six months ended June 30, 2005 and 2006.

Emerging Issues Task Force Issue No. 04-5 - In June 2005, the Emerging Issues Task Force reached a consensus on Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights.” Under Issue 04-5, the general partners in a limited partnership or similar entity are presumed to control that limited partnership regardless of the extent of the general partners’ ownership interest in the limited partnership. A general partner should assess the limited partners’ rights and their impact on the presumption of control. If the limited partners have either a) the substantive ability to dissolve the limited partnership or otherwise remove the general partners without cause or b) substantive participating rights, the general partners do not control the limited partnership. For general partners of all new limited partnerships formed and for existing limited partnerships for which the partnership agreement is modified, Issue 04-5 is effective after June 29, 2005. For general partners in all other limited partnerships, Issue 04-5 is effective for the first reporting period in fiscal years beginning after December 15, 2005, and allows either of two transition methods. As of June 30, 2006, the Company has determined that consolidation of the private equity fund will not be required pursuant to Issue 04-5.

PROTEGO ASESORES, S. A. DE C. V. SUBSIDIARIES AND PROTEGO SI, S. C.

NOTES TO THE UNAUDITED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

THREE AND SIX MONTHS ENDED JUNE 30, 2005 AND 2006

(dollars in thousands)

SFAS 155 – In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140” (“SFAS 155”). SFAS 155 permits an entity to measure at fair value any financial instrument that contains an embedded derivative that otherwise would require bifurcation. SFAS 155 is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. Asesores is currently assessing the impact of adopting SFAS 155, but does not expect the standard to have a material impact on the financial condition, results of operations, and cash flows of Asesores.

SFAS 156 – In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets – an amendment of FASB Statement No. 140” (“SFAS 156”), which requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable, and for subsequent measurements, permits an entity to choose either the amortization method or the fair value measurement method for each class of separately recognized servicing assets and servicing liabilities. SFAS 156 also requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. SFAS 156 is effective for fiscal years beginning after September 15, 2006. Asesores is currently assessing the impact of adopting SFAS 156, but does not expect the standard to have a material impact on the financial condition, results of operations, and cash flows of Asesores.

FIN 48 – In July 2006, the FASB issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the criteria that must be met prior to recognition of the financial statement benefit of a position taken in a tax return. FIN 48 provides a benefit recognition model with a two-step approach consisting of a “more-likely-than-not” recognition criteria, and a measurement attribute that measures the position as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement. FIN 48 also requires the recognition of liabilities created by differences between tax positions taken in a tax return and amounts recognized in the financial statements. FIN 48 is effective as of the beginning of the first annual period beginning after December 15, 2006. Asesores is currently assessing the impact of adopting FIN 48 on the financial condition, results of operations, and cash flows of Asesores.

SFAS 157 – In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007. Asesores is currently assessing the impact of adopting SFAS 157 on the financial condition, results of operations, and cash flows of Asesores.

NOTE 5 - COMMITMENTS AND CONTINGENCIES:

Asesores leases certain office space. Future annual minimum lease payments under all non-cancelable operating leases are $117 and $32 in 2006 and 2007, respectively.

NOTE 6 - PRO FORMA COMBINED AND CONSOLIDATED STATEMENT OF FINANCIAL CONDITION:

On May 12, 2006, Asesores agreed to combine its business with that of Evercore Partners Inc. Prior to the combination with Evercore Partners Inc., Asesores intends to distribute to the shareholders of Asesores an amount equal to Asesores’ net income for the period from January 1, 2005 through the date of the combination. The pro forma combined and consolidated statement of financial condition as of June 30, 2006 gives pro forma effect to this distribution of pre-combination profits in the amount of $4,569, as if the distribution had been effected as of June 30, 2006.

The unaudited pro forma combined and consolidated statement of financial condition is presented for illustrative purposes only and does not purport to represent Asesores’ combined and consolidated financial condition had the distribution of pre-combination profits been effected on June 30, 2006 or to project Asesores’ combined and consolidated financial condition for any future date.

NOTE 7 - SUBSEQUENT EVENTS:

On May 12, 2006 Asesores agreed to combine its business with that of Evercore Partners Inc., a leading investment banking boutique in the U.S. Evercore Partners Inc. provides advisory services to prominent multinational corporations on significant mergers, acquisitions, divestitures, restructurings and other strategic corporate transactions. Evercore Partners Inc. approaches its advisory business in much the same way as Asesores, by building long-standing relationships and acting as a trusted advisor to company management free from the conflicts that larger institutions may encounter. Additionally, Asesores, through its subsidiary PCB, provides investment management services for institutional investors and high net worth individuals.

Derived from this business combination on August 11, 2006, Evercore Partners Inc. issued a public offering in the New York Stock Exchange.

Asesores has incurred certain expenses that should be reimbursed once the purpose of the combination is achieved. As of July 31, 2006, these expenses are estimated at $1,269.

Asesores has signed a service agreement with a Senior Managing Director who is leaving the company by the end of June 2006. Once certain conditions are met, this agreement could represent an expense for Protego of up to $1,990 within the next months.